UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2018

Novan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4105 Hopson Road, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

(919) 485-8080

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following the close of a recent financing, William L. Hodges, Interim Chief Financial Officer and the principal financial and accounting officer of Novan, Inc. (the “Company”), notified the Company of his decision to step down effective January 19, 2018. Mr. Hodges entered into a consulting services agreement with the Company on January 19, 2018, pursuant to which he will serve as a consultant to the Company on an as needed basis.

The Company has appointed its current Chief Business Officer, Jeff Hunter, to fill the role of Interim Chief Financial Officer and principal financial and accounting officer effective January 20, 2018. The Company expects to hire a permanent Chief Financial Officer in the first half of 2018.

There is no arrangement or understanding with any person pursuant to which Mr. Hunter was selected as Interim Chief Financial Officer, and there are no family relationships between Mr. Hunter and any director or executive officer of the Company. Additional information about Mr. Hunter can be found in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 17, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to expectations about the hiring of a permanent Chief Financial Officer. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the Company’s expectations, including, but not limited to, risks and uncertainties related to the timing of the Company’s hiring of a permanent Chief Financial Officer and other risks and uncertainties described in the Company’s annual report filed with the SEC on Form 10-K for the twelve months ended Dec. 31, 2016, and in any subsequent filings with the SEC. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances after the date of such statements, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: January 19, 2018	By:	/s/ G. Kelly Martin

G. Kelly Martin
Interim Chief Executive Officer